UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
September 23, 2009

VANGUARD MINERALS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

000-51640	Nil
(Commission File Number)	(IRS Employer Identification No.)

601 UNION STREET
TWO UNION SQUARE 42ND FLOOR
SEATTLE, WA 98101
(Address of Principal Executive Offices)      (Zip Code)

604-351-1694
 (Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On September 23, 2009, Board of Directors of the Registrant dismissed Seale and Beers, CPAs, its independent registered public account firm. On the same date, September 23, 2009, the accounting firm of Maddox Ungar Silberstein, PLLC, was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Seale and Beers CPAs and the engagement of Maddox Ungar Silberstein, PLLC, as its independent auditor. Seale and Beers, CPAs, did not provide a report for either of the Company's past two fiscal years.

From August 17, 2009 until September 23, 2009,  there were no disagreements with Seale and Beers, CPAs whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale and Beers, CPAs satisfaction, would have caused it to make reference to the subject matter  of the disagreement in connection with its report on the registrant's financial statements.

From August 17, 2009 until September 23, 2009,  Seale and Beers, CPAs did not advise the Company regarding any reportable event  under Item 304(a)(1)(v) of Regulation S-K.

The registrant has requested that Seale and Beers, CPAs furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the amended disclosure in the above statements. Seale and Beers, CPAs provided such a letter which is attached as exhibit 16.1 to this report on Form 8-K.

b) September 23, 2009, the registrant engaged Maddox Ungar Silberstein, PLLC as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Maddox Ungar Silberstein, PLLC regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

No.	Exhibits

16.1	Letter from Seale and Beers, CPAs, dated October 22, 2009 to the Securities and Exchange Commission regarding statements included in this Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 27, 2009

By: /s/ Vladimir Fedyunin
Name:   Vladimir Fedyunin
Title:  President and CEO

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16.1	Letter from Seale and Beers, CPAs, dated October 22, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K